
j2 Global
Connect. Inform. Empower.

Investors Presentation

(Based on Fourth Quarter 2014 Results)

February 12, 2015

j2 eFax eVoice FuseMail campaigner KeepItSafe onebox ZIFF DAVIS

Safe Harbor for Forward-Looking Statements

Certain statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2015 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management's expectations or beliefs as of February 12, 2015 and we undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others:

- Future operating results
- Deployment of cash and investment balances to grow the company
- Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses
- Subscriber growth, retention, usage levels and average revenue per account
- Cloud service and digital media growth and continued demand for fax services
- International growth
- New products, services, features and technologies
- Corporate spending including stock repurchases
- Intellectual property and related licensing revenues
- Liquidity and ability to repay or refinance indebtedness
- Network capacity, coverage, reliability and security
- Regulatory developments and taxes

All information in this presentation speaks as of February 12, 2015 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

- Inability to sustain growth or profitability, particularly in light of an uncertain U.S. and worldwide economy and the related impact on customer acquisition, retention and usage levels and credit and debit card payment declines
- Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans
- Inability to maintain and increase our cloud services customer base and average revenue per user
- Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies
- Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; inability to monetize handheld devices and handheld traffic supplanting monetized traffic
- Inadequate intellectual property (IP) protection, expiration or invalidity of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP
- Inability to continue to expand our business and operations internationally
- New or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecom taxes
- Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations
- Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach
- Competition from others with regard to price, service, content and functionality
- Enactment of burdensome telecom, Internet, advertising or other regulations, or being subjected to existing regulations
- Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise
- Inability to adapt to technological change and diversify services & related revenues at acceptable levels of financial return
- Loss of services of executive officers and other key employees
- Other factors set forth in our Annual Report on Form 10-K filed by us on March 3, 2014 with the Securities and Exchange Commission ("SEC") and the other reports we file from time-to-time with the SEC

Q4 2014 Results

2014 Accomplishments

- Record revenue ($599M) , EBITDA ($263M), and Adjusted EPS ($3.42)
- Proven M&A strategy is portable across categories, geographies and services
  - 29 acquisitions completed in 2014, M&A strategy continues with focus on global brands across diverse products
  - Expanded services into Web Hosting
  - Email Security revenue >4x larger than prior year

Business Cloud Services

- 2014 full year revenue up +$41M +11% vs. prior year
  - Non-DID Cloud revenue +$47M +160% vs. prior year

Media

- 2014 full year revenue up +37M +28% vs. prior year
  - Acquired eMedia & Ookla (SpeedTest)
- EBITDA margin greater than 31% vs. 23% in prior year

Q4 2014 Results vs. Prior Year

Total Cloud by Unit	Cloud Services		IP Licensing (1)	
	Q4 2013	Q4 2014	Q4 2013	Q4 2014
Revenues (2)	$ 94,569	$ 113,353	$ 1,638	$ 1,250
Adj. Non-GAAP Gross Profit	76,865	90,536	1,638	1,250
Adj. Non-GAAP Operating Profit (3)	$ 46,209	$ 53,525	$ 1,494	$ 204
EBITDA (4)	$ 47,970	$ 55,803	$ 1,494	$ 204
% of Revenue	51%	49%	91%	16%

By Segment	Total Cloud		Media		j2 Global®	
	Q4 2013	Q4 2014	Q4 2013	Q4 2014	Q4 2013	Q4 2014
Revenues (2)	$ 96,207	$ 114,603	$ 41,820	$ 52,878	$ 138,027	$ 167,481
Adj. Non-GAAP Gross Profit	78,504	91,785	37,520	47,446	116,024	139,232
Adj. Non-GAAP Operating Profit (3)	$ 47,703	$ 53,730	$ 15,137	$ 19,350	$ 62,840	$ 73,079
EBITDA (4)	$ 49,464	$ 56,008	$ 16,103	$ 20,916	$ 65,567	$ 76,924
% of Revenue	51%	49%	39%	40%	48%	46%
Adjusted Net Income					$ 43,063	$ 47,605
EPS (5):						
Adj. Non-GAAP					$ 0.91	$0.98
GAAP					$ 0.44	$0.66

(1) IP Licensing Adjusted Non-GAAP Gross Profit and Operating Profit, and EBITDA, includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.

(2) Adj. Non-GAAP revenues exclude certain intersegment revenues.

(3) Adjusted Non-GAAP Operating Profit includes $1.8M corporate costs; excludes $2.4M share-based compensation and associated payroll taxes, IRS consulting fee; certain acquisition-related integration costs, and the impact of fair value adjustment to deferred revenue purchased in the Livedrive® acquisition, elimination of amortization of patents and intangible assets acquired, and intersegment revenue and expenses.

(4) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income.

(5) Adjusted Non-GAAP earnings per diluted share excludes items noted in item (3) above. Adjusted Non-GAAP earnings per diluted share and margin amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for a reconciliation to GAAP earnings per diluted share and margins.

j2 Global Consolidated

2014 Revenue & 2015 Outlook

- j2 Global® revenue grew $78M in 2014 vs. 2013
  - Growth across every service and segment within j2
- 2015 expected to grow by $100M vs. 2014
- Fax/Voice grew $6.4M (2%+) in 2014 vs. 2013, similar growth expected in 2015
  - Fax was 48% of total revenue in 2014
  - Fax is expected to be ~42% of total revenue in 2015, while fax revenues continue to grow
- Non-DID revenue in 2014 $78M
  - Projected Non-DID revenue of ~$130M in 2015
- Media revenue was $168M in 2014
  - 2015 Outlook expected to grow by +25%, ~$210M

Business Cloud Services

Cloud Connect Growth

- Growth Leaders – Premium Brands
  - eFax®
  - eFax Corporate®
  - eVoice® and eReceptionist®
  - City Numbers®
- Acquired First Way Digital Ltd. – French internet fax provider
  - Provider of digital fax focused SMB & Enterprise
  - Majority of staff in Dublin with sales office in Paris
  - Strengthens position in Europe, prominent position in France

Online Backup Update

KeepItSafe® livedrive™

- 2014 full year revenue of ~$46M
  - 2015 revenue expected to grow by approximately 25% with FX headwind
- Expanded services into Denmark, we now have operations + local storage in 10 countries
- New office opened in Toronto, localized sales and support to drive growth in Canada

Email Security Update

FuseMail®

2014 Q4 Highlights

- Acquired Comendo Security A/S and Stay Secure, became significant leader in email security in Denmark and Sweden
- Acquired Testudo Data, US supplier of email security and archiving
- Integration of Scandinavian under FuseMail® organization commenced

2014 Full Year

- 2014 revenue of $17M, an increase of +100% from prior year
  - Current revenue run rate is over $42M
- Expanded in various geographies including US, UK, DK, and SE

2015 Outlook

- Integration and continued roll-ups

Email Marketing Update

campaigner®

- 2014 full year revenue of ~$14M grew by 12% vs. prior year
    - 2015 revenue expected to grow by +50%
- In 2014 we acquired Contactology and integration is on schedule
    - Email Marketing fully part of our M&A program and has a healthy pipeline of targets

Digital Media

Q4 2014 Media Highlights

- Media business demonstrating strong fundamentals [1]
  - Revenue of $52.9 million, +26% vs. Q4 2013
  - EBITDA of $20.9 million, +30% vs. Q4 2013
  - EBITDA margin growth to 39.5% vs. 38.4% for Q4 2013
  - Revenue per thousand visits of $70, + 6%, vs. Q4 2013
- Visits to owned and operated sites were up 19% YoY at 760M, video views were up 31% to 460M in Q4[2]
- Achieved highest merchant clicks on record in Q4 with over 17.7M clicks to our merchant partners.
- Acquired Ookla (operator of SpeedTest), strategic asset in broadband space
  - Allows us to offer advertising/licensing opportunities to ISPs, carriers and device makers

(1) Figures are Adjusted Non-GAAP. See Slide 7, Note 1, regarding Media revenues
(2) Google Analytics (GA), NetMetrics

Q4 2014 Media Highlights (Continued)

- IGN, AskMen & PCMag passed the 14M social followers mark, up from 12.3M (+14%) from Q3[1]
- IGN continues to grow its installed audience base (2):
  - IGN's app installs passed 10.1M in Q4, a 52% YOY increase
    - Mobile app installs make up 4.5M of the total (37% YOY increase)
    - Consoles and devices make up 5.6M of the total (68% YOY increase)
- Ziff Davis' award licensing business continues its growth:
  - Announced Readers Choice Award winners for Consoles, Media Hubs, HDTVs and Monitors
  - Announced Business Choice Award winners for CRM and Business Accounting
- International licensing business continues its expansion:
  - Signed partnership to launch IGN France, IGN Brazil and IGN Hungary. Sites launch in Q1, 2015.
  - Launched IGN Israel (il.ign.com), making the site available to the Hebrew-speaking world
  - IGN's live markets now total 21 editions, 16 languages and 95 countries

(1) Twitter, Facebook, Google+, Pinterest
(2) App Annie, GA

2015 Financial Guidance

2015 Outlook (Non-GAAP)

<u>Cloud-Services</u>

- Revenue growth coming from all lines of businesses, higher growth from non-DID
  - EBITDA margin ~48%
  - Higher growth from Non-DID - EBITDA margins at ~40%
- IP Licensing
  - Revenue expected between $5.0 - $6.0M

<u>Media</u>

- Revenue growth expected to be +25%
- Distribution of revenues to be in line 2014
  - Q1 expected to be ~20% of full year revenue, equivalent to prior year
  - Q4 expected to be +30% of full year revenue, versus 32% in prior year

<u>Corporate</u>

- Tax rate expected to be between 27%-29%
- Excludes Share-Based Compensation between $9-$11M
- Effective Share Count for EPS 49.4M

2015 Guidance (Adjusted Non-GAAP)

Revenues	$690M - $710M
EPS (1)	$3.73 - $3.97

(1) Adjusted earnings per diluted share excludes share-based compensation and related payroll taxes, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax. It is anticipated that the effective tax rate for 2015 (exclusive of the release of reserves for uncertain tax positions) will be between 27%-29%

Supplemental Information

Financial Metrics: Consolidated

	j2 Global Consolidated							
	2013				2014			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
(in Thousands)								
Total GAAP Revenues	$113,617	$141,361	$127,788	$138,035	$134,124	$144,744	$153,018	$167,145
Adjustments [(1)]	($44)	($13,920)	($814)	($8)	$541	$985	$213	$336
Total Adjusted Non-GAAP Revenue	$113,573	$127,441	$126,974	$138,027	$134,665	$145,729	$153,231	$167,481
Adjusted Non-GAAP Revenue By Segment								
Cloud Revenues	$90,739	$96,196	$94,390	$96,207	$101,371	$107,509	$110,068	$114,603
Media Revenues	$22,834	$31,244	$32,584	$41,820	$33,294	$38,221	$43,163	$52,878
Total Adjusted Non-GAAP Revenues	$113,573	$127,441	$126,974	$138,027	$134,665	$145,729	$153,231	$167,481
Diluted EPS								
GAAP	$0.49	$0.77	$0.59	$0.44	$0.60	$0.73	$0.60	$0.66
Adjusted Non-GAAP [(2)]	$0.67	$0.76	$0.74	$0.91	$0.76	$0.84	$0.83	$0.98
(millions)								
Cash & Investment	$310.1	$352.9	$374.1	$345.9	$315.1	$708.5	$683.8	$590.4
Free Cash Flow [(3)]	$38.4	$39.2	$22.3	$50.5	$38.4	$54.1	$39.1	$39.8
EBITDA [(4)]	$48.2	$53.8	$52.8	$65.6	$57.3	$63.7	$64.7	$76.9

(1) Fiscal 2013 elimination of certain digital media acquisition and integration related exit costs; and Q2 2013, elimination of $12.6M IP revenue associated with past damages under a single $27 million license agreement; Q1 – Q4 2014 adds back the impact of fair value adjustments to deferred revenue purchased in the Livedrive® acquisition
(2) See slide 26 for a definition of adjusted Non-GAAP diluted earnings per share (EPS) and a reconciliation to diluted GAAP EPS
(3) See slide 23 for a definition of free Cash Flow
(4) See slide 23 for a definition of EBITDA and reconciliation to Net Income

Financial & Other Metrics Cloud Services & Media

(in Thousands)

Total Cloud

	2013 Q1	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2014 Q2	2014 Q3	2014 Q4
Adjusted Non-GAAP Revenue By Type								
Fixed Subscriber Revenues	$71,274	$74,556	$74,540	$76,088	$81,020	$86,492	$89,535	$93,367
Variable Subscriber Revenues	$18,228	$19,196	$18,753	$18,454	$18,373	$19,633	$19,113	$19,273
Subscriber Revenues	$89,503	$93,752	$93,293	$94,541	$99,393	$106,125	$108,648	$112,641
Other Licenses Revenues	$1,236	$2,445	$1,097	$1,666	$1,978	$1,384	$1,419	$1,962
Total Adjusted Non-GAAP Cloud Revenues	$90,739	$96,196	$94,390	$96,207	$101,371	$107,509	$110,068	$114,603
Adjusted Non-GAAP Revenue - DID vs. Non-DID								
DID Based Revenues	$82,853	$86,327	$85,797	$85,750	$85,782	$87,685	$87,540	$86,747
Non-DID Based Revenues	$7,886	$9,869	$8,593	$10,457	$15,589	$19,824	$22,527	$27,856
Total Adjusted Non-GAAP Cloud Revenues	$90,739	$96,196	$94,390	$96,207	$101,371	$107,509	$110,068	$114,603
Cloud Services Customers [1]	2,203	2,238	2,267	2,285	2,523	2,590	2,623	2,655
Average Monthly Revenue/Customers [2]	$13.75	$14.08	$13.81	$13.85	$13.78	$13.84	$13.90	$14.23
Cancel Rate [3]	2.4%	2.2%	2.2%	2.1%	2.3%	2.0%	2.2%	2.1%

Media

	2013 Q1	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2014 Q2	2014 Q3	2014 Q4
Web Traffic [4]								
Visits	377,114	558,337	600,796	634,388	594,143	607,369	601,599	759,588
Pageviews	1,249,069	1,896,862	2,001,629	2,197,112	2,021,455	1,963,360	1,888,234	2,129,433

(1) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(2) Quarterly ARPU is calculated using our standard convention of applying the average of the quarter's beginning and ending base to the total revenue of the quarter
(3) Cancel Rate is defined as cancels of Cloud Services Customers with greater than 4 months of continuous service (continuous service includes Cloud Services Customers administratively canceled and reactivated within the same calendar month). Calculated monthly and expressed here as an average over the three months of the quarter.
(4) Web Traffic figures based on Omniture and Google Analytics

GAAP Reconciliation Free Cash Flow & EBITDA

($ in millions)

Free Cash Flow (1)

	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14
Net cash provided by operating activities	$40.048	$68.973	$25.859	$58.444	$37.294	$54.512	$40.315	$43.783
Less: Purchases of property and equipment	($1.933)	($4.056)	($5.126)	($7.511)	($2.936)	($1.087)	($3.124)	($4.074)
Less: Patent Settlement (2)	$0.000	($27.000)	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000
Add: Excess tax benefit (deficit) from share-based compensation	$0.280	$1.301	$1.590	($0.476)	$4.082	$0.721	$1.925	$0.111
Free cash flow	**$38.395**	**$39.218**	**$22.323**	**$50.457**	**$38.440**	**$54.146**	**$39.116**	**$39.820**

EBITDA (3)

	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14
Net income	$22.771	$35.967	$27.627	$21.157	$28.765	$35.049	$28.759	$32.754
Plus:								
Other expense (income), net	($0.161)	($0.042)	($0.396)	$12.071	($0.319)	($0.186)	$10.123	$0.089
Interest expense (income), net	$4.877	$4.859	$4.972	$6.546	$4.948	$5.682	$0.251	$10.451
Income tax expense	$5.500	$11.823	$7.105	$10.747	$8.191	$4.292	$7.345	$10.012
Depreciation and amortization	$8.794	$9.454	$10.178	$11.311	$13.139	$15.317	$14.851	$19.646
Patent Settlement (2)	$0.000	($12.572)	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000
Share-based compensation and associated payroll tax expense	$2.348	$2.335	$2.425	$2.529	$2.384	$1.963	$2.191	$2.370
Acquisition-related integration costs	$4.094	$1.983	$0.938	$1.206	($0.501)	$1.615	$0.369	$0.952
Additional indirect tax expense from prior years	$0.000	$0.000	$0.000	$0.000	$0.713	$0.000	$0.000	$0.000
Fees associated with prior year tax audits	$0.000	$0.000	$0.000	$0.000	$0.000	$0.000	$0.773	$0.650
EBITDA	**$48.223**	**$53.807**	**$52.849**	**$65.567**	**$57.320**	**$63.732**	**$64.662**	**$76.924**

(1) Free cash flow is net cash provided by operating activities, less purchases of property, plant and equipment, plus excess tax benefits (deficiency) from share based compensation. Free cash flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes

(2) Elimination of Q2 2013 IP revenue associated with past damages under a single $27 million license agreement

(3) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes

Margin Contribution Adjusted Non-GAAP

In Millions	2013				2014			
	Q1'13	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14
Cloud - Services								
Revenues	$ 89.9	$ 93.9	$ 93.4	$ 94.6	$ 99.4	$ 106.3	$108.9	$113.4
Gross Profit	$ 73.4	$ 76.1	$ 76.1	$ 76.9	$ 80.5	$ 86.1	$86.8	$90.5
Gross Profit %	82%	81%	82%	81%	81%	81%	80%	80%
EBITDA (1)	$ 44.2	$ 47.0	$ 46.4	$ 48.0	$ 47.0	$ 52.1	$51.2	$57.5
EBITDA%	49%	50%	50%	51%	47%	49%	47%	51%
Media								
Revenues	$ 22.8	$ 31.2	$ 32.6	$ 41.8	$ 33.3	$ 38.2	$43.2	$53.0
Gross Profit	$ 19.3	$ 26.6	$ 28.2	$ 37.5	$ 29.4	$ 33.8	$37.9	$47.5
Gross Profit %	85%	85%	87%	90%	88%	88%	88%	90%
EBITDA (1)	$ 3.2	$ 4.7	$ 5.4	$ 16.1	$ 8.5	$ 10.9	$12.7	$21.0
EBITDA%	14%	15%	17%	39%	26%	29%	29%	40%
IP Licensing								
Revenues (2)	$ 0.9	$ 2.3	$1.0	$ 1.6	$ 1.9	$ 1.2	$1.2	$1.2
Gross Profit (3)	$ 0.9	$ 2.3	$1.0	$ 1.6	$ 1.9	$ 1.2	$1.2	$1.2
Gross Profit %	100%	100%	100%	100%	100%	100%	100%	100%
EBITDA (1) (2) (3)	$ 0.8	$ 2.2	$1.0	$ 1.5	$ 1.8	$ 0.7	$0.8	$0.2
EBITDA%	94%	94%	94%	90%	92%	62%	69%	16%

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS, EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income
(2) In Q2 2013, elimination of $12.6M IP revenue associated with past damages under a single $27 million license agreement
(3) IP Licensing Gross Profit and EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

Full Year 2014 Results vs. Prior Year

Total Cloud by Unit	Cloud Services FY 2013	Cloud Services FY 2014	IP Licensing (1) FY 2013	IP Licensing (1) FY 2014
Revenues (2)	$ 371,700	$ 428,011	$ 5,832	$ 5,539
Adj. Non-GAAP Gross Profit	302,545	343,913	5,832	5,539
Adj. Non-GAAP Operating Profit (3)	$ 178,970	$ 201,463	$ 5,557	$ 3,536
EBITDA (4)	$ 185,415	$ 206,066	$ 5,557	$ 3,536
% of Revenue	50%	48%	95%	64%

By Segment	Total Cloud FY 2013	Total Cloud FY 2014	Media FY 2013	Media FY 2014	j2 Global® FY 2013	j2 Global® FY 2014
Revenues (2)	$ 377,532	$ 433,549	$ 128,483	$ 167,556	$ 506,015	$ 601,105
Adj. Non-GAAP Gross Profit	308,377	349,452	111,589	148,528	419,965	497,980
Adj. Non-GAAP Operating Profit (3)	$ 184,528	$ 204,999	$ 26,204	$ 47,994	$ 210,731	$ 249,393
EBITDA (4)	$ 190,972	$ 209,602	$ 29,464	$ 53,035	$ 220,446	$ 262,638
% of Revenue	51%	48%	23%	32%	44%	44%
Adjusted Net Income					$ 144,654	$ 164,438
EPS (5):						
Adj. Non-GAAP					$3.07	$3.42
GAAP					$2.28	$2.58

(1) IP Licensing Adjusted Non-GAAP Gross Profit and Operating Profit, and EBITDA, includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs.
(2) Adj. Non-GAAP revenues exclude certain intersegment revenues.
(3) Adjusted Non-GAAP Operating Profit includes $3.6M corporate costs; excludes $8.9M share-based compensation and associated payroll taxes, IRS consulting fee; certain acquisition-related integration costs, and the impact of fair value adjustment to deferred revenue purchased in the Livedrive® acquisition, elimination of amortization of patents and intangible assets acquired, elimination of $12.6M IP revenue associated with past damages under a single $27 million license agreement, and intersegment revenue and expenses.
(4) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income.
(5) Adjusted Non-GAAP earnings per diluted share excludes items noted in item (3) above. Adjusted Non-GAAP earnings per diluted share and margin amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 27 for a reconciliation to GAAP earnings per diluted share and margins.

GAAP Reconciliation Q4 Adjusted Non-GAAP Earnings & EPS

($ in thousands)

THREE MONTHS ENDED DECEMBER 31, 2014

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) IRS Consulting Fee	(4) Amortization	Adjusted Non-GAAP
Revenues	$ 167,145	—	336	—	—	$ 167,481
Cost of revenues	28,999	(82)	—	—	(668)	28,249
Operating expenses:						
Sales and marketing	36,633	(584)	(25)	—	—	36,024
Research, development and engineering	8,228	(184)	(2)	—	—	8,042
General and administrative	39,979	(1,520)	(589)	(650)	(15,134)	22,086
Other expense (income), net	89	—	—	—	—	89
Interest expense (income), net	10,451	—	(2,124)	—	—	8,327
Income tax provision [6]	10,012	789	1,123	176	4,959	17,059
Net Income	$ 32,754	1,581	1,953	474	10,843	$ 47,605
Extinguishment of Series A Preferred Stock	(991)	—	991	—	—	—
Net income attributable to j2 Global, Inc. common stockholders	$ 31,763	$ 1,581	$ 2,944	$ 474	$ 10,843	$ 47,605
Net income per share attributable to j2 Global, Inc. common stockholders [7]:						
Basic	$ 0.66	0.03	0.06	0.01	0.23	$ 0.99
Diluted	$ 0.66	0.03	0.06	0.01	0.23	$ 0.98

THREE MONTHS ENDED DECEMBER 31, 2013

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(4) Amortization	(5) Loss on Extinguishment of Debt and Related Interest Expense	Adjusted Non-GAAP
Revenues	$ 138,035	—	(8)	—	—	$ 138,027
Cost of revenues	22,178	(175)	—	—	—	22,003
Operating expenses:						
Sales and marketing	31,679	(540)	(189)	—	—	30,950
Research, development and engineering	6,351	(123)	(13)	—	—	6,215
General and administrative	27,306	(1,691)	(1,012)	(8,583)	—	16,020
Other expense (income), net	12,071	—	—	—	(12,865)	(794)
Interest expense (income), net	6,546	—	—	—	(1,572)	4,974
Income tax provision [6]	10,747	879	520	3,047	—	15,193
Net Income	$ 21,157	1,650	686	5,536	14,437	$ 43,466
Extinguishment of Series A Preferred Stock	—	—	—	—	—	—
Net income attributable to j2 Global, Inc. common stockholders	$ 20,754	$ 1,650	$ 686	$ 5,536	$ 14,437	$ 43,063
Net income per share attributable to j2 Global, Inc. common stockholders [7]:						
Basic	$ 0.45	0.04	0.02	0.12	0.31	$ 0.92
Diluted	$ 0.44	0.04	0.02	0.12	0.31	$ 0.91

Adjusted Non-GAAP net income is GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive® acquisition
3) IRS consulting fee
4) Elimination of amortization of acquired patents and intangible assets
5) elimination of loss on extinguishment of debt and related interest expense associated with acquiring shares of Ziff Davis, Inc. that the company did not already own
6) Elimination of income tax provision associated with share-based compensation and associated payroll tax expense, certain acquisition-related integration costs, fair value adjustments to deferred revenue, IRS consulting fee and amortization of acquired patents and intangible assets
7) Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP may not foot because each is calculated independently

GAAP Reconciliation FY Adjusted Non-GAAP Earnings & EPS

($ in thousands)

TWELVE MONTHS ENDED DECEMBER 31, 2014

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(3) IRS Consulting Fee	(4) Amortization	(5) Additional Tax Expense (Benefit) from Prior Years	Adjusted Non-GAAP
Revenues	$ 599,030	—	2,075				$ 601,105
Cost of revenues	105,989	(345)	(57)		(2,462)		103,125
Operating expenses:							
Sales and marketing	141,967	(1,944)	(125)				139,898
Research, development and engineering	30,680	(721)	(34)				29,925
General and administrative	134,188	(5,898)	(144)	(1,423)	(47,247)	(713)	78,763
Other expense (income), net	(165)	—	—				(165)
Interest expense (income), net	31,204	—	(4,082)				27,122
Income tax provision (8)	29,840	3,115	2,148	369	16,092	6,435	57,999
Net Income	$ 125,327	5,793	4,369	1,054	33,617	(5,722)	$ 164,438
Extinguishment of Series A Preferred Stock	(991)	—	991	—	—	—	—
Net income attributable to j2 Global, Inc. common stockholders	$ 124,336	$ 5,793	$ 5,360	$ 1,054	$ 33,617	$ (5,722)	$ 164,438
Net income per share attributable to j2 Global, Inc. common stockholders (9):							
Basic	$ 2.60	0.13	0.12	0.02	0.72	(0.12)	$ 3.44
Diluted	$ 2.58	0.13	0.12	0.02	0.71	(0.12)	$ 3.42

TWELVE MONTHS ENDED DECEMBER 31, 2013

	GAAP	(1) Share-based Compensation	(2) Acquisition-related Integration Costs	(4) Amortization	(6) Loss on Extinguishment of Debt and Related Interest Expense	(7) Patent Settlement	Adjusted Non-GAAP
Revenues	$ 520,801	—	(2,214)		—	(12,572)	$ 506,015
Cost of revenues	86,893	(756)	(88)		—		86,049
Operating expenses:							
Sales and marketing	131,317	(1,855)	(4,621)		—		124,841
Research, development and engineering	25,485	(434)	(592)		—		24,459
General and administrative	101,683	(6,592)	(5,134)	(30,022)	—		59,935
Other expense (income), net	11,472	—	—		(12,865)		(1,393)
Interest expense (income), net	21,254	—	—		(1,572)		19,682
Income tax provision (8)	35,175	3,263	3,529	10,435	—	(4,614)	47,788
Net Income	$ 107,522	6,374	4,692	19,587	14,437	(7,958)	$ 144,654
Extinguishment of Series A Preferred Stock	—	—	—	—	—	—	—
Net income attributable to j2 Global, Inc. common stockholders	$ 107,522	$ 6,374	$ 4,692	$ 19,587	$ 14,437	$ (7,958)	$ 144,654
Net income per share attributable to j2 Global, Inc. common stockholders (9):							
Basic	$ 2.31	0.15	0.11	0.43	0.32	(0.17)	$ 3.18
Diluted	$ 2.28	0.14	0.11	0.42	0.31	(0.17)	$ 3.07

Adjusted Non-GAAP net income is GAAP net income with the following modifications:

1) Elimination of shared-based compensation expense and associated payroll taxes
2) Elimination of certain acquisition-related integration costs and the impact of fair value adjustments to deferred revenue purchased in Livedrive® acquisition
3) IRS consulting fee
4) Elimination of amortization of acquired patents and intangible assets
5) Elimination of additional income tax and benefit from prior years
6) Elimination of loss on extinguishment of debt and related interest expense associated with acquiring shares of Ziff Davis, Inc. that the company did not already own
7) Elimination of revenue associated with past damages under a single $27 million license agreement
8) Elimination of income tax provision associated with share-based compensation and associated payroll tax expense, certain acquisition-related integration costs, fair value adjustments to deferred revenue, IRS consulting fee and amortization of acquired patents and intangible assets
9) Reconciliation of Net Income per share from GAAP to Adjusted Non-GAAP may not foot because each is calculated independently

GAAP Reconciliation EBITDA Q4 2014

($ in thousands)

EBITDA CONSOLIDATED CLOUD & MEDIA Q4 2014 (1)	Cloud Subscription	Cloud IP Licensing (2)	Cloud	Media	Subtotal	Corporate and Inter-segment elimination	Consolidated
Net income (loss)	24,193	(1,231)	22,962	14,542	37,504	(4,750)	32,754
Other expense (income), net	(135)	3	(132)	243	111	(22)	89
Interest expense (income), net	4,969	-	4,969	825	5,795	4,656	10,451
Income tax expense	16,182	(601)	15,581	(2,748)	12,833	(2,820)	10,012
Depreciation and amortization	10,403	2,033	12,436	7,210	19,646	-	19,646
Reconciliation of GAAP to Non-GAAP Financial Measures:							
Share-based compensation and the associated payroll tax expense	1,017	-	1,017	275	1,292	1,079	2,370
Acquisition-related integration costs	335	-	335	568	904	48	952
Fees associated with prior year tax audits	650	-	650	-	650	-	650
EBITDA	57,613	204	57,818	20,916	78,734	(1,810)	76,924

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 23 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs

GAAP Reconciliation EBITDA FULL YEAR 2014

($ in thousands)

EBITDA CONSOLIDATED CLOUD & MEDIA FULL YEAR 2014 (1)	Cloud Subscription	Cloud IP Licensing (2)	Cloud	Media	Subtotal	Corporate and Inter-segment elimination	Consolidated
Net income (loss)	116,012	(2,781)	113,231	22,607	135,838	(10,512)	125,327
Other expense (income), net	(486)	2	(484)	343	(140)	(25)	(165)
Interest expense (income), net	19,941	-	19,941	821	20,761	10,442	31,204
Income tax expense	31,317	(1,634)	29,682	6,464	36,146	(6,306)	29,840
Depreciation and amortization	32,521	7,949	40,470	22,483	62,953	-	62,953
Reconciliation of GAAP to Non-GAAP Financial Measures:							
Share-based compensation and the associated payroll tax expense	6,051	-	6,051	505	6,556	2,353	8,908
Acquisition-related integration costs	2,173	-	2,173	(187)	1,986	448	2,435
Additional indirect tax expense from prior years	713	-	713	-	713	-	713
Fees associated with the IRS audit	1,423	-	1,423	-	1,423	-	1,423
EBITDA	209,665	3,536	213,201	53,035	266,236	(3,599)	262,638

(1) EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 21 for reconciliation of EBITDA to Net Income

(2) IP Licensing EBITDA includes estimated expense associated with IP Licensing operations plus an allocation of overhead costs


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